SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 18, 1995

                           FLEET FINANCIAL GROUP, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
                                  ------------
                 (State or other jurisdiction of incorporation)

                       1-6366                        05-0341324
                       ----------------------------------------
                     (Commission File Number) (IRS Employer
                                              Identification No.)

                50 Kennedy Plaza, Providence, Rhode Island 02903
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-278-5800
                                                            ------------

               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired.
         Not applicable.

         (b)  Pro Forma Financial Information.
         Not applicable.

         (c)  Exhibits

         Exhibit No.                        Description
         ----------                         -----------

         Exhibit 99 Press Release of Fleet Financial Group, Inc. Dated October 18, 1995





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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.




                                                  FLEET FINANCIAL GROUP, INC.
                                                  Registrant

                                                  By: /s/ William C. Mutterperl
                                                      --------------------------
                                                      William C. Mutterperl
                                                      Senior Vice President and
                                                      General Counsel



Dated:  October 18, 1995